Exhibit 99.2 Fourth Quarter 2019 Earnings Conference Call January 15, 2020 The PNC Financial Services Group

Cautionary Statement Regarding Forward-Looking and Non-GAAP Financial Information Our earnings conference call presentation is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings and on our corporate website. The presentation contains forward-looking statements regarding our outlook for earnings, revenues, expenses, tax rates, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix. We provide greater detail regarding these as well as other factors in our 2018 Form 10-K, subsequent 2019 Form 10-Qs, and in our other subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in our SEC filings. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance. As a result, we caution against undue reliance on any forward- looking statements. We include non-GAAP financial information in this presentation. Non-GAAP financial information includes financial metrics such as fee income, tangible book value, pretax, pre-provision earnings and return on tangible common equity. Reconciliations for such financial information may be found in our presentation, in these slides, including the Appendix, in other materials on our corporate website, and in our SEC filings. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this information and the related reconciliations may be useful to investors, analysts, regulators and others to help understand and evaluate our financial results, and with respect to adjusted metrics, because we believe they better reflect the ongoing financial results and trends of our businesses and increase comparability of period-to- period results. We may also use annualized, pro forma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results. References to our corporate website are to www.pnc.com under “About Us - Investor Relations.” Our SEC filings are available both on our corporate website and on the SEC’s website at www.sec.gov. We include web addresses here as inactive textual references only. Information on these websites is not part of this presentation. 2

2019 Highlights Net Income . Delivered a successful year $5.4 billion – Diluted EPS increased 6% – Total revenue up 4% Diluted Earnings Per Share – Generated positive operating leverage and $11.39 improved efficiency – Grew a strong, well positioned balance sheet Average Loan Growth – Maintained strong credit quality 5.3% . Returned significant capital to shareholders Operating Leverage – Announced today a $1 billion increase in 1.4% share repurchase authorization through 2Q20 . Continued to invest in our strategic priorities to Efficiency Ratio create long-term shareholder value 59% − Growth rates compared to full year 2018. 3

Balance Sheet: Grew Loans and Deposits Change vs. Average balances, $ billions 4Q19 3Q19 4Q18 Highlights . LQ growth in corporate banking more than offset by a Commercial lending $160.8 ($0.7) $8.6 decline in multifamily warehouse lending Consumer lending 78.1 1.9 4.4 . Growth primarily in resi mortgage, auto, credit card Total loans $238.9 $1.2 $13.0 . 6% year-over-year growth Investment securities $83.5 ($1.7) $1.4 . Portfolio runoff primarily in treasuries . Reflects deposit growth, but balances are expected to Federal Reserve Bank balances $23.0 $7.7 $6.6 decline with modified LCR Deposits $287.8 $8.7 $21.3 . 3% linked quarter growth; 8% year-over-year growth . Returned $5.4 billion to shareholders in 2019 Common shareholders’ equity $45.1 – $2.1 − 25.9 million shares repurchased for $3.5 billion and dividends of $1.9 billion 12/31/19 9/30/19 12/31/18 Basel III common equity Tier 1 capital ratio 9.5% 9.6% 9.6% . Maintained strong capital position Tangible book value per common share $83.30 $82.37 $75.42 . 10% increase over 12/31/18 − Basel III common equity Tier 1 capital ratio – December 31, 2019 ratio is estimated. All ratios calculated based on the standardized approach. − Tangible book value per common share (Non-GAAP) – See Reconciliation in Appendix. − LQ – Linked Quarter. 4

Balance Sheet: Loan Growth Core Funded with Deposits Loans Deposits 6% Year-over-Year Growth 8% Year-over-Year Growth $287.8 $237.7 $238.9 $279.1 $225.9 $266.5 $214.2 $161.5 $160.8 $207.0 $152.2 $191.2 1.02% 4.49% 4.47% 0.87% 0.87% 4.27% Average Average balances, $ billions Average Average balances, $ billions $73.7 $76.2 $78.1 $75.3 $72.1 $73.6 4Q18 3Q19 4Q19 4Q18 3Q19 4Q19 Consumer Commercial Total Loan Yield Noninterest-bearing Interest-bearing Deposit Rate 5

Income Statement: Full Year Positive Operating Leverage Change Change vs. vs. $ millions 4Q19 3Q19 FY19 FY18 Full Year Highlights Net interest income $2,488 ($16) $9,965 $244 . Record net interest income Fee income 1,665 18 6,389 183 . Fee growth of 3% . Includes sales of retirement recordkeeping business Other noninterest income 456 114 1,473 268 and proprietary mutual funds Total revenue $4,609 $116 $17,827 695 . Record revenue Noninterest expense $2,762 $139 $10,574 $278 . Improved efficiency ratio to 59% Pretax, pre-provision earnings $1,847 ($23) $7,253 $417 . Effective tax rate of 16.4% Provision $221 $38 $773 $365 . Overall credit quality remained strong Net income $1,381 ($11) $5,418 $72 4Q19 3Q19 FY19 FY18 Diluted EPS $2.97 $2.94 $11.39 $10.71 . 6% EPS growth − Pretax, pre-provision earnings (Non-GAAP) – See Reconciliation in Appendix. − FY – Full Year. 6

Income Statement: Diverse Business Mix Drove Record Revenue Total Revenue Noninterest Income 20000 6% Compound Annual Growth Rate 6% Growth in 2019 $17,827 3.40% 18000 Change vs. Change vs. $17,132 $16,329 $9,965 $ millions 4Q19 3Q19 FY19 FY18 16000 $9,721 3.20% $15,162 $9,108 Asset management $504 $40 $1,850 $25 14000 $8,391 3.00% 2.97% Consumer services 390 (12) 1,555 53 12000 2.87% 2.89% 2.80% 10000 Corporate services 499 30 1,914 65 2.73% 8000 2.60% Residential mortgage 87 (47) 368 52 $ millions $7,862 $7,221 $7,411 6000 $6,771 Service charges on deposits 185 7 702 (12) 2.40% 4000 Fee income $1,665 $18 $6,389 $183 2.20% 2000 Other noninterest income 456 114 1,473 268 0 2.00% 2016 2017 2018 2019 Noninterest income $2,121 $132 $7,862 $451 Noninterest Income NII NIM − NII – Net Interest Income. − NIM – Net Interest Margin. 7

Income Statement: Focused on Expense Management Noninterest Expense Noninterest Expense Increased 3% in 2019 Improving Efficiency Ratio 100.00% Invested in Strategies, Technology, and Employees 90.00% Change vs. Change vs. 10000 $10,398 $10,574 $10,296 $ millions 4Q19 3Q19 FY19 FY18 $9,476 80.00% 70.00% Personnel $1,468 $68 $5,647 $176 8000 64% 62% 60.00% 60% 59% Occupancy 201 (5) 834 16 6000 50.00% Equipment 348 57 1,210 107 40.00% $ millions 4000 30.00% Marketing 77 1 301 16 20.00% 2000 Other 668 18 2,582 (37) 10.00% 0 0.00% Noninterest expense $2,762 $139 $10,574 $278 2016 2017 2018 2019 Noninterest Expense Efficiency Ratio 8

Credit: Maintained Strong Credit Quality Net Charge-offs and Provision NCO / Average Loans for 4Q19: 0.35% $773 $221 $209 $642 $189 $180 $183 $148 $155 $136 $142 $420 $408 $107 1.16% $ millions 1.16% 1.16% 1.15% 1.15% 1.14% 1.14% 4Q18 1Q19 2Q19 3Q19 4Q19 2018 2019 Net Charge-offs Provision ALLL to Total Loans Nonperforming Loans Delinquencies $1,800 1.20% $1,600 1.10% $2,144 $1,400 $1,640 $2,126 $1,576 1.00% $1,520 $1,485 $1,504 $1,865 $1,200 $1,694 0.90% 1.03% $1,635 $1,000 1.02% 0.80% 0.80% $800 0.75% 0.85% 0.70% $600 0.69% 0.66% 0.75% 0.63% 0.60% $400 $ millions 0.68% $ millions 0.50% $200 $- 0.40% 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 NPLs Nonperforming Loans to Total Loans Delinquencies Delinquencies to Total Loans − ALLL – Allowance for Loan and Lease Losses. − NCO / Average Loans represents annualized net charge-offs (NCO) to average loans for the three months ended. − Delinquencies represent accruing loans past due 30-days or more. Delinquencies to Total Loans represents delinquencies divided by period end loans. 9

Outlook: Full Year 2020 Compared to Full Year 2019 Balance Average Loans Up 4 - 5% Sheet Revenue Up low-end of low-single digits Income Noninterest expense Stable Statement Effective tax rate 17.5% Positioned to deliver full year positive operating leverage − Refer to Cautionary Statement in the Appendix, including economic and other assumptions. Does not take into account impact of potential legal and regulatory contingencies. − Average loans, revenue and noninterest expense outlook represents estimated percentage change for full year 2020 compared to full year 2019. 10

Outlook: First Quarter 2020 Compared to Fourth Quarter 2019 Balance Average Loans Up approximately 1% Sheet Net interest income Down approximately 1% Fee income Down approximately 3% Income Other noninterest income $300 - $350 million Statement Noninterest expense Down mid-single digits Loan loss provision $225 - $300 million − Refer to Cautionary Statement in the Appendix, including economic and other assumptions. Does not take into account impact of potential legal and regulatory contingencies. − Average loans, net interest income, fee income and noninterest expense outlook represents estimated percentage change for first quarter 2020 compared to fourth quarter 2019. − The range for Other Noninterest Income excludes net securities gains and activities related to Visa Class B common shares. 11

Appendix: Cautionary Statement Regarding Forward-Looking Information This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings. We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, tax rates, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “see,” “look,” “intend,” “outlook,” “project,” “forecast,” “estimate,” “goal,” “will,” “should” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward- looking statements speak only as of the date made. We do not assume any duty and do not undertake to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance. As a result, we caution against placing undue reliance on any forward-looking statements. Our forward-looking statements are subject to the following principal risks and uncertainties. . Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following: − Changes in interest rates and valuations in debt, equity and other financial markets. − Disruptions in the U.S. and global financial markets. − Actions by the Federal Reserve Board, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates. − Changes in customer behavior due to changing business and economic conditions or legislative or regulatory initiatives. − Changes in customers’, suppliers’ and other counterparties’ performance and creditworthiness. − Impacts of tariffs and other trade policies of the U.S. and its global trading partners. − Slowing or reversal of the current U.S. economic expansion. − Commodity price volatility. 12

Appendix: Cautionary Statement Regarding Forward-Looking Information . Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than those we are currently expecting and do not take into account potential legal and regulatory contingencies. These statements are based on our views that: − U.S. economic growth, after accelerating a few years ago, has slowed since mid-2018 and is expected to slow further in 2020. Slower global economic growth, trade tensions, reduced fiscal stimulus, and aerospace production cuts are the primary drivers of softer U.S. growth. − Job growth will continue in 2020, but at a slower pace from 2019 due to both difficulty in finding workers and slower economic growth. The unemployment rate is expected to increase slightly in the near term, but the labor market will remain tight, pushing wages higher and supporting continued gains in consumer spending. − Near-term risks are generally to the downside, including a further softening in the global economy, a further escalation in trade tensions, and geopolitical concerns. But there are some upside risks as well, such as a quick U.S.-China trade deal and stronger labor force growth. − Inflation slowed in 2019, to below the Federal Open Market Committee's (FOMC's) 2% objective, but is expected to gradually increase over the next two years. − We do not expect further federal funds rate cuts in 2020. The federal funds rate is modestly positive for near-term economic growth in its current range of 1.50 to 1.75 percent. . PNC’s ability to take certain capital actions, including returning capital to shareholders, is subject to review by the Federal Reserve Board as part of PNC’s comprehensive capital plan for the applicable period in connection with the Federal Reserve Board’s Comprehensive Capital Analysis and Review (CCAR) process and to the acceptance of such capital plan and non-objection to such capital actions by the Federal Reserve Board. . PNC’s regulatory capital ratios in the future will depend on, among other things, the company’s financial performance, the scope and terms of final capital regulations then in effect and management actions affecting the composition of PNC’s balance sheet. In addition, PNC’s ability to determine, evaluate and forecast regulatory capital ratios, and to take actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent at least in part on the development, validation and regulatory review of related models. . Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management. These developments could include: − Changes to laws and regulations, including changes affecting oversight of the financial services industry, consumer protection, bank capital and liquidity standards, pension, bankruptcy and other industry aspects, and changes in accounting policies and principles. − Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices, and in additional expenses and collateral costs, and may cause reputational harm to PNC. − Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies. − Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general. 13

Appendix: Cautionary Statement Regarding Forward-Looking Information . Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of systems and controls, third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital and liquidity standards. . Business and operating results also include impacts relating to our equity interest in BlackRock, Inc. and rely to a significant extent on information provided to us by BlackRock. Risks and uncertainties that could affect BlackRock are discussed in more detail by BlackRock in its SEC filings. . We grow our business in part through acquisitions and new strategic initiatives. Risks and uncertainties include those presented by the nature of the business acquired and strategic initiative, including in some cases those associated with our entry into new businesses or new geographic or other markets and risks resulting from our inexperience in those new areas, as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing. . Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands. . Business and operating results can also be affected by widespread natural and other disasters, pandemics, dislocations, terrorist activities, system failures, security breaches, cyberattacks or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically. We provide greater detail regarding these as well as other factors in our 2018 Form 10-K and subsequent 2019 Form 10-Qs, including in the Risk Factors and Risk Management sections and the Legal Proceedings and Commitments Notes of the Notes To Consolidated Financial Statements in those reports, and in our other subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in our SEC filings, accessible on the SEC’s website at www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document. Any annualized, pro forma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results. 14

Appendix: Non-GAAP to GAAP Reconciliation Return on Tangible Common Equity (Non-GAAP) For the year ended For the three months ended Dec. 31, Dec. 31, $ millions 2019 2018 Dec. 31, 2019 Sep. 30, 2019 Return on average common shareholders' equity 11.50% 11.83% 11.54% 11.56% Average common shareholders' equity $44,606 $42,779 $ 45,063 $ 45,127 Average Goodwill and Other intangible assets (9,452) (9,501) (9,448) (9,455) Average deferred tax liabilities on Goodwill and Other intangible assets 190 192 189 191 Average tangible common equity $35,344 $33,470 $ 35,804 $ 35,863 Net income attributable to common shareholders $ 5,129 $ 5,061 $ 1,311 $ 1,315 Net income attributable to common shareholders, if annualized $ 5,129 $ 5,061 $ 5,201 $ 5,217 Return on average tangible common equity 14.51% 15.12% 14.53% 14.55% Return on average tangible common equity is a non-GAAP financial measure and is calculated based on annualized net income attributable to common shareholders divided by tangible common equity. We believe that return on average tangible common equity is useful as a tool to help measure and assess a company's use of common equity. 15

Appendix: Non-GAAP to GAAP Reconciliation Tangible Book Value per Common Share (Non-GAAP) % Change 12/31/19 12/31/19 $ millions, except per share data Dec. 31, Sep. 30, Dec. 31, vs. vs. 2019 2019 2018 9/30/19 12/31/18 Book value per common share $104.59 $103.37 $95.72 1% 9% Tangible book value per common share Common shareholders' equity $45,321 $45,428 $43,742 Goodwill and Other intangible assets (9,441) (9,459) (9,467) Deferred tax liabilities on Goodwill and Other intangible assets 187 191 190 Tangible common shareholders' equity $36,067 $36,160 $34,465 Period-end common shares outstanding (in millions) 433 439 457 Tangible book value per common share (Non-GAAP) $83.30 $82.37 $75.42 1% 10% Tangible book value per common share is a non-GAAP financial measure and is calculated based on tangible common shareholders’ equity divided by period-end common shares outstanding. We believe this non-GAAP measure serves as a useful tool to help evaluate the strength and discipline of a company's capital management strategies and as an additional, conservative measure of total company value. 16

Appendix: Non-GAAP to GAAP Reconciliation Pretax, Pre-Provision Earnings (Non-GAAP) For the year ended For the three months ended % Change % Change Dec. 31, Dec. 31, 2019 vs. Dec. 31, Sep. 30, 4Q19 vs. $ millions 2019 2018 2018 2019 2019 3Q19 Net interest income $9,965 $9,721 3% $2,488 $2,504 (1%) Noninterest income 7,862 7,411 6% 2,121 1,989 7% Total revenue $17,827 $17,132 4% $4,609 $4,493 3% Noninterest expense 10,574 10,296 3% 2,762 2,623 5% Pretax pre-provision earnings $7,253 $6,836 6% $1,847 $1,870 (1%) Net income $5,418 $5,346 1% $1,381 $1,392 (1%) We believe that pretax, pre-provision earnings, a non-GAAP financial measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations. 17